Exhibit 10.1
PNC Bank, National Association
1600 Market Street
Philadelphia, PA 19103

April 4, 2022
VIA EMAIL DELIVERY
SPH Group Holdings LLC
590 Madison Avenue, 32nd Floor
New York, NY 10022
Attention:    Chief Financial Officer

RE:    Permitted Investments and Investment in PCS-Mosaic Co-Invest L.P.

Dear Sir or Madam,

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 29, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SPH GROUP HOLDINGS LLC, a Delaware limited liability company, STEEL EXCEL INC., a Delaware corporation, and IGO, INC., a Delaware corporation (collectively, the “Borrowers” and each individually, a “Borrower”), each of the Guarantors party thereto (each, a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, each, a “Loan Party” and collectively, the “Loan Parties”), the financial institutions party thereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

Clause (xvi) of Section 8.2.4 [Loans and Investments] of the Credit Agreement provides that the Loan Parties and their Subsidiaries shall not, among other things, make investments in any other Person in excess of $20,000,000 (the “Catch-all Basket”) so long as (a) the Leverage Ratio both before and after giving pro forma effect to any such Investment does not exceed 3.25 to 1.00 and (b) no Potential Default or Event of Default exists or would exist after giving effect thereto. On March 29, 2022, the Loan Parties requested that the Administrative Agent and the Lenders consent to an increase in the Catch-all Basket from $20,000,000 to $30,000,000 so that Steel Excel, Inc. could make an investment in PCS-Mosaic Co-Invest L.P. in an amount equal to $23,600,000 (the “PCS Investment”). The Administrative Agent and the Required Lenders provided such written consent by confirming their acceptance to an increase in the Catch-all Basket from $20,000,000 to $30,000,000 to Administrative Agent on March 30, 2022 and, as such, the Catch-all Basket was increased from $20,000,000 to $30,000,000 as of March 30, 2022.
By signing below, each Borrower and each Guarantor (a) acknowledges and agrees that clause (xvi) of Section 8.2.4 [Loans and Investments] of the Credit Agreement will be formally amended at a future date to reflect that the Catch-all Basket has been increased from $20,000,000 to $30,000,000 and (b) represents and warrants to Administrative Agent and Lenders that as of the date hereof and on the date the PCS Investment was made, (i) all warranties and representations set forth in the Credit Agreement are true and correct in all material respects, (ii) no Potential Default or Event of Default has occurred and is continuing or resulted from the PCS Investment and (iii) the Leverage Ratio both before and after giving pro forma effect to the PCS Investment did not exceed 3.25 to 1.00.

This letter agreement shall not be deemed to constitute a consent to the breach by any Borrower or any Guarantor of, or any modification with respect to, any covenants or agreements contained in the Credit Agreement or any other Loan Document with respect to any other transaction or matter. Each Borrower and each Guarantor agree that the consents set forth in the preceding paragraph shall be limited to the precise meaning of the words as written therein and shall not be deemed (i) to be a consent to, or any waiver or modification of, any other term or condition of any Loan Document, or (ii) to prejudice any right or remedy that Administrative Agent or Lenders may now have or may in the future have under or in connection with any Loan Document other than with respect to the matters for which the consent in the preceding paragraph has been provided. Other than as described in this letter agreement, the consents

SPH Group Holdings LLC
April 4, 2022

described in the preceding paragraph shall not alter, affect, release or prejudice in any way any Obligations under the Loan Documents. This letter agreement shall not be construed as establishing a course of conduct on the part of Administrative Agent or Lenders upon which any Borrower or any Guarantor may rely at any time in the future. Each Borrower and each Guarantor expressly waives any right to assert any claim to such effect at any time.

The terms and conditions of this letter agreement shall be governed by the laws of the State of New York.

This letter agreement may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

[Signature Pages Follow]

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SPH Group Holdings LLC
April 4, 2022

IN WITNESS WHEREOF, the parties have caused this letter agreement to be executed and delivered by their duly authorized officers as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Bryan Flory
Name:    Bryan Flory
Title:    Senior Vice President

5256590-2

SPH Group Holdings LLC
April 4, 2022

AGREED TO AND ACKNOWLDEGED
AS OF THE DATE FIRST ABOVE WRITTEN,
INTENDING TO BE LEGALLY BOUND:

BORROWERS:    SPH GROUP HOLDINGS LLC
By: Steel Partners Holdings GP Inc., its Managing Member

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President & Chief Financial Officer

STEEL EXCEL INC.

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President

IGO, INC.

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President

GUARANTORS:    SPH GROUP LLC
By: Steel Partners Holdings GP Inc., its Managing Member

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President & Chief Financial Officer

STEEL PARTNERS HOLDINGS L.P.
By: Steel Partners Holdings GP Inc., its General Partner

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President & Chief Financial Officer

STEEL SERVICES LTD.

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President & Chief Financial Officer

WEBFINANCIAL HOLDING LLC
By: WebFinancial Holding Corporation, its Managing Member

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President

1001 HERMOSA AVENUE, LLC
580 SABAL PALM ROAD LLC
BAIRNCO, LLC
BASEBALL HEAVEN INC.
BASIN WELL LOGGING WIRELINE SERVICE INC.
BLACK HAWK ENERGY SERVICES LTD.

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SPH Group Holdings LLC
April 4, 2022

DGTH LLC
DUNMORE INTERNATIONAL CORP.
HANDY & HARMAN
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION
HANDY & HARMAN GROUP LTD.
HANDY & HARMAN INTERNATIONAL, LTD.
HANDY & HARMAN TUBE COMPANY, INC.
HANDYTUBE CORPORATION
INDIANA TUBE CORPORATION
JPS COMPOSITE MATERIALS CORP.
JPS INDUSTRIES HOLDINGS LLC
KASCO, LLC
LUCAS-MILHAUPT, INC.
LUCAS-MILHAUPT WARWICK LLC
MEX HOLDINGS LLC
MTE CORPORATION
OMG, INC.
OMNI TECHNOLOGIES CORPORATION OF DANVILLE
ROGUE PRESSURE SERVICES LTD.
SL DELAWARE HOLDINGS, INC.
SL INDUSTRIES, INC.
SL MONTEVIDEO TECHNOLOGY, INC.
SL POWER ELECTRONICS CORPORATION
SLMTI DS LLC
STEEL ENERGY SERVICES LTD.
STEEL SPORTS INC.
SUN WELL SERVICE, INC.
UK ELITE SOCCER, INC.
WEBBANK HOLDING CORP.
WEBFINANCIAL HOLDING CORPORATION
WHX CS CORP.

By:    /s/ Jason Wong
Name:    Jason Wong
Title:    Senior Vice President

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